Exhibit 13

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A

(REGISTRANT)

AND

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

(DEPOSITOR)

Know all men by these presents that the undersigned director of Allstate Life Insurance Company of New York constitutes and appoints James E. Hohmann and Michael J. Velotta, and each of them (with full power to each of them to act alone) as her true and lawful attorney-in-fact and agent, with full power of substitution, for her in any and all capacities, to sign this initial Form N-4 registration statement of Allstate Life of New York Separate Account A, as registrant, and Allstate Life Insurance Company of New York, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

May 16, 2007

/s/ MARCIA D. ALAZRAKI
Marcia D. Alazraki
Director

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A

(REGISTRANT)

AND

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

(DEPOSITOR)

Know all men by these presents that the undersigned director of Allstate Life Insurance Company of New York constitutes and appoints James E. Hohmann and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign this initial Form N-4 registration statement of Allstate Life of New York Separate Account A, as registrant, and Allstate Life Insurance Company of New York, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

May 16, 2007

/s/ MICHAEL B. BOYLE
Michael B. Boyle
Director and Vice President

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A

(REGISTRANT)

AND

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

(DEPOSITOR)

Know all men by these presents that the undersigned director of Allstate Life Insurance Company of New York constitutes and appoints James E. Hohmann and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign this initial Form N-4 registration statement of Allstate Life of New York Separate Account A, as registrant, and Allstate Life Insurance Company of New York, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

May 16, 2007

/s/ VINCENT A. FUSCO
Vincent A. Fusco
Director, Chief Operations Officer and Vice President

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A

(REGISTRANT)

AND

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

(DEPOSITOR)

Know all men by these presents that the undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Michael J. Velotta as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign this initial Form N-4 registration statement of Allstate Life of New York Separate Account A, as registrant, and Allstate Life Insurance Company of New York, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

May 16, 2007

/s/ JAMES E. HOHMANN
James E. Hohmann
Director, Chairman of the Board, President and Chief Executive Officer

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A

(REGISTRANT)

AND

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

(DEPOSITOR)

Know all men by these presents that the undersigned director of Allstate Life Insurance Company of New York constitutes and appoints James E. Hohmann and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign this initial Form N-4 registration statement of Allstate Life of New York Separate Account A, as registrant, and Allstate Life Insurance Company of New York, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

May 16, 2007

/s/ CLEVELAND JOHNSON, JR.
Cleveland Johnson, Jr.
Director

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A

(REGISTRANT)

AND

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

(DEPOSITOR)

Know all men by these presents that the undersigned director of Allstate Life Insurance Company of New York constitutes and appoints James E. Hohmann and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign this initial Form N-4 registration statement of Allstate Life of New York Separate Account A, as registrant, and Allstate Life Insurance Company of New York, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

May 16, 2007

/s/ JOHN C. LOUNDS
John C. Lounds
Director and Vice President

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A

(REGISTRANT)

AND

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

(DEPOSITOR)

Know all men by these presents that the undersigned director of Allstate Life Insurance Company of New York constitutes and appoints James E. Hohmann and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign this initial Form N-4 registration statement of Allstate Life of New York Separate Account A, as registrant, and Allstate Life Insurance Company of New York, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

May 16, 2007

/s/ KENNETH R. O’BRIEN
Kenneth R. O’Brien
Director

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A

(REGISTRANT)

AND

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

(DEPOSITOR)

Know all men by these presents that the undersigned officer of Allstate Life Insurance Company of New York constitutes and appoints James E. Hohmann and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign this initial Form N-4 registration statement of Allstate Life of New York Separate Account A, as registrant, and Allstate Life Insurance Company of New York, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

May 16, 2007

/s/ SAMUEL H. PILCH
Samuel H. Pilch
Controller and Group Vice President

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A

(REGISTRANT)

AND

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

(DEPOSITOR)

Know all men by these presents that the undersigned director of Allstate Life Insurance Company of New York constitutes and appoints James E. Hohmann and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign this initial Form N-4 registration statement of Allstate Life of New York Separate Account A, as registrant, and Allstate Life Insurance Company of New York, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

May 16, 2007

/s/ JOHN C. PINTOZZI
John C. Pintozzi
Director, Vice President and Chief Financial Officer

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A

(REGISTRANT)

AND

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

(DEPOSITOR)

Know all men by these presents that the undersigned director of Allstate Life Insurance Company of New York constitutes and appoints James E. Hohmann and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign this initial Form N-4 registration statement of Allstate Life of New York Separate Account A, as registrant, and Allstate Life Insurance Company of New York, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

May 16, 2007

/s/ JOHN R. RABEN, JR.
John R. Raben, Jr.
Director

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A

(REGISTRANT)

AND

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

(DEPOSITOR)

Know all men by these presents that the undersigned director of Allstate Life Insurance Company of New York constitutes and appoints James E. Hohmann and Michael J. Velotta, and each of them (with full power to each of them to act alone) as her true and lawful attorney-in-fact and agent, with full power of substitution, for her in any and all capacities, to sign this initial Form N-4 registration statement of Allstate Life of New York Separate Account A, as registrant, and Allstate Life Insurance Company of New York, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

May 16, 2007

/s/ PHYLLIS H. SLATER
Phyllis H. Slater
Director

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A

(REGISTRANT)

AND

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

(DEPOSITOR)

Know all men by these presents that the undersigned director of Allstate Life Insurance Company of New York constitutes and appoints James E. Hohmann and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign this initial Form N-4 registration statement of Allstate Life of New York Separate Account A, as registrant, and Allstate Life Insurance Company of New York, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

May 16, 2007

/s/ KEVIN R. SLAWIN
Kevin R. Slawin
Director and Vice President

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A

(REGISTRANT)

AND

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

(DEPOSITOR)

Know all men by these presents that the undersigned director of Allstate Life Insurance Company of New York constitutes and appoints James E. Hohmann as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign this initial Form N-4 registration statement of Allstate Life of New York Separate Account A, as registrant, and Allstate Life Insurance Company of New York, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

May 16, 2007

/s/ MICHAEL J. VELOTTA
Michael J. Velotta
Director, Vice President,
General Counsel and Secretary

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A

(REGISTRANT)

AND

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

(DEPOSITOR)

Know all men by these presents that the undersigned director of Allstate Life Insurance Company of New York constitutes and appoints James E. Hohmann and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign this initial Form N-4 registration statement of Allstate Life of New York Separate Account A, as registrant, and Allstate Life Insurance Company of New York, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

May 16, 2007

/s/ DOUGLAS B. WELCH
Douglas B. Welch
Director and Vice President

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A

(REGISTRANT)

AND

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

(DEPOSITOR)

Know all men by these presents that the undersigned director of Allstate Life Insurance Company of New York constitutes and appoints James E. Hohmann and Michael J. Velotta, and each of them (with full power to each of them to act alone) as her true and lawful attorney-in-fact and agent, with full power of substitution, for her in any and all capacities, to sign this initial Form N-4 registration statement of Allstate Life of New York Separate Account A, as registrant, and Allstate Life Insurance Company of New York, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

May 16, 2007

/s/ PATRICIA W. WILSON
Patricia W. Wilson
Director and Vice President